                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

         --------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 22, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


      Delaware                  1-7182                      13-2740599
  ------------------   --------------------------   --------------------------
   (State or Other            (Commission                (I.R.S. Employer
   Jurisdiction of           File Number)               Identification No.)
   Incorporation)


4 World Financial Center, New York, New York                      10080
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:           (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events

On July 22, 2002, Merrill Lynch announced that Stan O'Neal, currently President and Chief Operating Officer of Merrill Lynch & Co., Inc., will assume the additional title and responsibilities of Chief Executive Officer effective December 2, 2002, and will become Chairman of the Board effective April 28, 2003. The company's Board of Directors elected Mr. O'Neal to these positions at its regularly scheduled July meeting. Mr. O'Neal, 50, has served for the past year as President and Chief Operating Officer, responsible for the global operations of the company's three primary businesses: global markets and investment banking, private client, and investment management.

Mr. Komansky, 63, who has served as CEO since December 1996, will continue to serve as Chairman of the Board of the company until his retirement on April 28, 2003, at the company's annual meeting.

                                     * * * *

Certain statements contained in this report may constitute forward-looking statements. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures of a forward-looking nature Merrill Lynch may make in its reports on Form 10-K, Form 10-Q, and Form 8-K.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               MERRILL LYNCH & CO., INC.
                                        --------------------------------------
                                                       (Registrant)





                                        By:     /s/ Judith A. Witterschein
                                              --------------------------------
                                                    Judith A. Witterschein
                                                    Corporate Secretary

Date:    July 22, 2002












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